                                   EXHIBIT 4.1



  NUMBER                                                               SHARES


               Incorporated under the laws of the State of Florida



                            Asturias Industries, Inc.

                             Total Authorized Issue
                         1,000,000 Shares $.001 Par Value      See Reverse for
                                   Common Stock              Certain Definitions


This is to certify that _________________________________________is the owner of
_________________________________________________ fully paid and  non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated



--------------------------                        ----------------------------
Peter Goldstein, Secretary                        Kenneth Greenberg, President

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         The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written in full according to applicable laws or regulations:

TEN COM      --as tenants in common       UNIF GIFT MIN ACT  Custodian
                                                               (Cust)    (Minor)
TEN ENT      --as tenants by the               under Uniform Gifts to Minors Act
               entireties

JT TEN       --as joint tenants with right of                       (State)
               survivorship and not as tenants
               in common

               Additional abbreviation may also be used though not in the list above

For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

---------------------------------------------


--------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________ Shares

represented by the within Certificate and do hereby irrevocably constitute and appoint________________________________________________________________ Attorney
To transfer the said Shares on the books of the writing named Corporation with the full power of Substitution in the premises.

Dated:   ________________________________

         In presence of ________________________________________________________


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER APPLICABLE LAW, OR (2) AN OPINION OF COMPANY COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                       39